UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21670

Eaton Vance Enhanced Equity Income Fund II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Enhanced Equity Income

Fund II (EOS)

Annual Report

December 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0875 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2015

Eaton Vance

Enhanced Equity Income Fund II

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Fund Snapshot	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Dividend Reinvestment Plan	21

Management and Organization	23

Important Notices	26

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

After a roller-coaster ride, the broad U.S. equity market (as represented by the S&P 500 Index2) finished the year almost where it began, returning 1.38% for the 12 months ended December 31, 2015. The Dow Jones Industrial Average was even flatter, rising just 0.21% in 2015. However, the technology-laden NASDAQ Composite Index rose 6.96%, as a number of Internet-related companies posted strong returns.

U.S. equities were buoyed by a continued modest economic recovery during the period: Nearly every month was marked by meaningful jobs growth, while the unemployment rate dropped to 5.0% for the first time since 2008. Consumers, the chief engine of the U.S. economy, increased their spending, and the consumer discretionary sector was the strongest-performing sector in the S&P 500 Index for the 12-month period.

Yet the period was characterized by significant market volatility, as several factors buffeted U.S. stocks. China replaced Greece as many investors’ biggest overseas concern, with slowing growth in the world’s second-largest economy weighing heavily on U.S. firms doing business in emerging markets. In addition, ongoing uncertainty about when the U.S. Federal Reserve (the Fed) would raise interest rates contributed to market volatility during the period. The Fed finally announced a rate hike in December.

A strengthening U.S. dollar during the period posed another headwind for U.S. companies competing in global markets, making their exports more expensive and decreasing the dollar value of overseas revenues. Falling commodity prices, especially for oil, were more of a double-edged sword. While consumers and many firms saw their fuel and energy bills decline, profits were slashed for numerous energy producers and commodity-related companies.

For the 12-month period, large-cap U.S. stocks (as measured by the Russell 1000® Index) delivered positive returns, but their small-cap counterparts (as measured by the Russell 2000® Index) were in negative territory. Growth stocks as a group outpaced value stocks across the large-, mid- and small-cap categories.

Fund Performance

For the 12-month period ended December 31, 2015, Eaton Vance Enhanced Equity Income Fund II (the Fund) had a total return of 6.87% at net asset value (NAV), outperforming the 5.67% return of the Fund’s equity benchmark, the Russell 1000® Growth Index (the Index), and both of the Fund’s options benchmarks, the CBOE S&P 500 BuyWrite Index and the CBOE NASDAQ-100 BuyWrite Index,

which returned 5.24% and 6.78%, respectively. The Fund’s underlying common stock portfolio outperformed the Index for the period and thus contributed to relative Fund performance, while the Fund’s options overlay strategy detracted from Fund performance versus the Index.

The Fund’s options strategy, which consists of writing (selling) covered call options on individual securities in the portfolio, seeks to generate current income from the option premiums and is designed to help limit the Fund’s exposure to market volatility. The options strategy detracted from the Fund’s relative performance versus the Index due to the single-stock nature of the call writing, whereby some of the largest contributors to relative performance in the Fund’s common stock portfolio had their contributions reduced by the options written against them, which ended in losses.

Within the Fund’s common stock portfolio, stock selection in the consumer discretionary and information technology sectors lifted Fund performance relative to the Index. Stock selection and an underweight versus the Index in the energy sector also contributed to relative Fund performance. In consumer discretionary, the Fund’s overweight in Internet retailer Amazon.com, Inc. boosted relative Fund performance versus the Index. The stock was driven higher by Amazon’s accelerating growth and profitability, along with greater disclosure of the financial and operating details of the firm’s cloud computing business. Elsewhere in the sector, the Fund’s overweight in athletic wear maker NIKE, Inc. also aided relative Fund performance versus the Index, as the company benefited from strong growth in revenue and future orders. In the information technology sector, the Fund’s overweight in Class C shares of Alphabet, Inc., parent company of Google, helped Fund performance versus the Index. The stock rose in response to the new CFO’s efforts to better manage expenses and provide more clarity on the profitability of the various businesses in the firm’s portfolio.

In contrast, stock selection in the health care, financials and industrials sectors detracted from the Fund’s performance relative to the Index. In health care, the Fund’s overweight in Perrigo Co. PLC, a manufacturer of private-label over-the-counter pharmaceuticals, hurt relative Fund performance versus the Index. The stock rose early in the 12-month period on a takeover offer at a premium to the firm’s share price, but retreated when the takeover bid failed later in the period. In the industrials sector, the Fund’s overweights in railroad companies Union Pacific Corp. and Genesee & Wyoming, Inc. dragged on Fund performance versus the Index, as both firms were negatively impacted by declines in shipments of coal, crude oil and agricultural products during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Performance2

Portfolio Managers Michael A. Allison, CFA, Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/31/2005	6.87%	11.73%	7.28%
Fund at Market Price	—	6.43	11.61	7.53
Russell 1000® Growth Index	—	5.67%	13.53%	8.53%
CBOE S&P 500 BuyWrite Index	—	5.24	6.96	4.87
CBOE NASDAQ–100 BuyWrite Index	—	6.78	6.33	3.69

% Premium/Discount to NAV[3]
				–5.34%

Distributions[4]
Total Distributions per share for the period				$1.050
Distribution Rate at NAV				7.29%
Distribution Rate at Market Price				7.70%

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Alphabet, Inc., Class C	7.3%
Amazon.com, Inc.	4.9
Apple, Inc.	4.1
Facebook, Inc., Class A	4.0
Visa, Inc., Class A	3.3
Medtronic PLC	2.5
Perrigo Co. PLC	2.5
Gilead Sciences, Inc.	2.5
Dollar General Corp.	2.4
Sprouts Farmers Market, Inc.	2.3

Total	35.8%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Fund Snapshot

Objective	The primary investment objective is to provide current income, with a secondary objective of capital appreciation.
Strategy	The Fund invests in a portfolio of primarily large- and mid-cap securities that the investment adviser believes have above-average growth and financial strength and writes call options on individual securities to generate current earnings from the option premium.

Options Strategy	Write Single Stock Covered Calls
Equity Benchmark[2]	Russell 1000® Growth Index
Morningstar Category	Large Growth
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	60
% US / Non-US	95.6/4.4
Average Market Cap	$156.3 Billion

Call Options Written
% of Stock Portfolio	48%
Average Days to Expiration	18 days
% Out of the Money	8.0%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out of the Money: For a call option on a common stock, the extent to which the exercise price of the option exceeds the current price of the stock.

See Endnotes and Additional Disclosures in this report.
4

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization- weighted index of all domestic and international securities listed on NASDAQ. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ-100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

   Important Notice to Shareholders

Effective June 30, 2015, the Fund is managed by Michael A. Allison, CFA, Lewis R. Piantedosi and Yana S. Barton, CFA.

5

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Portfolio of Investments

Common Stocks — 99.7%(1)

Security	Shares	Value

Aerospace & Defense — 2.7%
Boeing Co. (The)	29,967	$4,332,929
Raytheon Co.	61,257	7,628,334
Spirit AeroSystems Holdings, Inc., Class A(2)	135,158	6,767,361

		$18,728,624

Banks — 2.3%
Citigroup, Inc.	134,103	$6,939,830
PNC Financial Services Group, Inc. (The)	36,483	3,477,195
Wells Fargo & Co.	103,355	5,618,378

		$16,035,403

Beverages — 3.5%
Constellation Brands, Inc., Class A	72,555	$10,334,734
PepsiCo, Inc.	136,497	13,638,780

		$23,973,514

Biotechnology — 6.7%
Celgene Corp.(2)	126,004	$15,090,239
Gilead Sciences, Inc.	168,047	17,004,676
Incyte Corp.(2)	53,615	5,814,547
Vertex Pharmaceuticals, Inc.(2)	64,856	8,160,830

		$46,070,292

Building Products — 1.1%
Fortune Brands Home & Security, Inc.	138,882	$7,707,951

		$7,707,951

Capital Markets — 3.0%
Charles Schwab Corp. (The)	243,622	$8,022,472
Credit Suisse Group AG	255,328	5,500,267
Invesco, Ltd.	206,491	6,913,319

		$20,436,058

Chemicals — 0.9%
Monsanto Co.	60,978	$6,007,553

		$6,007,553

Communications Equipment — 1.7%
Palo Alto Networks, Inc.(2)	65,005	$11,449,981

		$11,449,981

Security	Shares	Value

Diversified Financial Services — 1.2%
McGraw Hill Financial, Inc.	83,571	$8,238,429

		$8,238,429

Food & Staples Retailing — 2.3%
Sprouts Farmers Market, Inc.(2)	607,255	$16,146,910

		$16,146,910

Food Products — 3.1%
Blue Buffalo Pet Products, Inc.(2)	290,222	$5,430,053
Mondelez International, Inc., Class A	269,576	12,087,788
WhiteWave Foods Co. (The), Class A(2)	103,745	4,036,718

		$21,554,559

Health Care Equipment & Supplies — 3.7%
Medtronic PLC	222,479	$17,113,084
Zimmer Biomet Holdings, Inc.	78,186	8,021,102

		$25,134,186

Health Care Providers & Services — 0.7%
AmSurg Corp.(2)	63,425	$4,820,300

		$4,820,300

Hotels, Restaurants & Leisure — 1.7%
Starbucks Corp.	194,995	$11,705,550

		$11,705,550

Household Durables — 0.8%
Newell Rubbermaid, Inc.	123,279	$5,434,138

		$5,434,138

Internet & Catalog Retail — 6.7%
Amazon.com, Inc.(2)	50,445	$34,095,271
Priceline Group, Inc. (The)(2)	9,231	11,769,063

		$45,864,334

Internet Software & Services — 12.4%
Alphabet, Inc., Class C(2)	66,046	$50,120,989
Facebook, Inc., Class A(2)	264,505	27,683,093
Twitter, Inc.(2)	324,901	7,518,209

		$85,322,291

6	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 4.3%
Fiserv, Inc.(2)	71,994	$6,584,571
Visa, Inc., Class A	296,228	22,972,482

		$29,557,053

Leisure Products — 1.8%
Brunswick Corp.	239,745	$12,109,520

		$12,109,520

Machinery — 0.5%
Toro Co. (The)	47,699	$3,485,366

		$3,485,366

Media — 2.0%
Walt Disney Co. (The)	132,545	$13,927,829

		$13,927,829

Multiline Retail — 2.4%
Dollar General Corp.	225,419	$16,200,863

		$16,200,863

Oil, Gas & Consumable Fuels — 0.4%
EOG Resources, Inc.	34,741	$2,459,315

		$2,459,315

Personal Products — 1.2%
Estee Lauder Cos., Inc. (The), Class A	91,359	$8,045,074

		$8,045,074

Pharmaceuticals — 8.3%
Allergan PLC(2)	34,547	$10,795,938
Bristol-Myers Squibb Co.	223,655	15,385,227
Johnson & Johnson	137,586	14,132,834
Perrigo Co. PLC	117,767	17,040,885

		$57,354,884

Road & Rail — 2.3%
Genesee & Wyoming, Inc., Class A(2)	82,999	$4,456,216
Union Pacific Corp.	144,627	11,309,832

		$15,766,048

Semiconductors & Semiconductor Equipment — 4.7%
Avago Technologies, Ltd.	95,527	$13,865,744

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NXP Semiconductors NV(2)	128,437	$10,820,817
Texas Instruments, Inc.	135,586	7,431,469

		$32,118,030

Software — 5.7%
Microsoft Corp.	222,060	$12,319,889
salesforce.com, inc.(2)	185,366	14,532,694
Tableau Software, Inc., Class A(2)	133,848	12,611,159

		$39,463,742

Specialty Retail — 4.3%
Advance Auto Parts, Inc.	33,514	$5,044,192
Home Depot, Inc. (The)	104,881	13,870,512
Lowe’s Cos., Inc.	137,803	10,478,540

		$29,393,244

Technology Hardware, Storage & Peripherals — 5.0%
Apple, Inc.	271,685	$28,597,563
EMC Corp.	217,801	5,593,130

		$34,190,693

Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	182,120	$11,382,500

		$11,382,500

Tobacco — 0.6%
Philip Morris International, Inc.	48,249	$4,241,570

		$4,241,570

Total Common Stocks (identified cost $553,031,198)		$684,325,804

Short-Term Investments — 0.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.37%(3)	$4,849	$4,848,804

Total Short-Term Investments (identified cost $4,848,804)		$4,848,804

Total Investments — 100.4% (identified cost $557,880,002)		$689,174,608

7	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Portfolio of Investments — continued

Covered Call Options Written — (0.4)%

Security	Number of Contracts	Strike Price	Expiration Date	Value

Advance Auto Parts, Inc.	165	$175.00	1/15/16	$(3,300)
Allergan PLC	170	322.50	1/29/16	(59,500)
Alphabet, Inc., Class C	330	800.00	1/29/16	(427,350)
Amazon.com, Inc.	250	692.50	1/22/16	(247,500)
AmSurg Corp.	315	95.00	1/15/16	(16,538)
Apple, Inc.	1,355	123.00	1/8/16	(2,032)
Avago Technologies, Ltd.	475	160.00	1/8/16	(3,562)
Blue Buffalo Pet Products, Inc.	1,450	20.00	1/15/16	(32,625)
Bristol-Myers Squibb Co.	1,115	71.50	1/8/16	(9,477)
Celgene Corp.	630	118.00	1/29/16	(349,650)
Charles Schwab Corp. (The)	1,215	37.00	1/15/16	(24,300)
Citigroup, Inc.	670	55.00	1/15/16	(8,375)
Constellation Brands, Inc., Class A	360	150.00	1/15/16	(23,400)
Dollar General Corp.	1,125	71.50	1/8/16	(123,750)
EOG Resources, Inc.	170	77.50	1/22/16	(7,055)
Estee Lauder Cos., Inc. (The), Class A	455	95.00	2/19/16	(38,675)
Facebook, Inc., Class A	1,320	111.00	1/8/16	(5,940)
Genesee & Wyoming, Inc., Class A	410	80.00	1/15/16	(10,250)
Home Depot, Inc. (The)	520	137.00	1/29/16	(32,240)
Incyte Corp.	265	130.00	1/15/16	(6,625)
Invesco, Ltd.	1,030	35.00	1/15/16	(15,450)
Johnson & Johnson	685	106.00	1/8/16	(3,082)
Lowe’s Cos., Inc.	275	80.00	1/15/16	(2,612)
McGraw Hill Financial, Inc.	415	100.00	1/15/16	(42,538)
Medtronic PLC	1,110	79.00	1/29/16	(62,160)
Microsoft Corp.	1,110	59.00	1/29/16	(62,715)
Mondelez International, Inc., Class A	1,345	47.00	1/15/16	(22,193)
Monsanto Co.	300	102.00	1/8/16	(13,800)
NIKE, Inc., Class B	910	69.50	1/29/16	(7,735)
NXP Semiconductors NV	640	100.00	1/8/16	(16,000)
Palo Alto Networks, Inc.	325	202.50	1/8/16	(8,125)
PepsiCo, Inc.	680	104.00	1/8/16	(6,460)
Perrigo Co. PLC	585	160.00	1/22/16	(73,125)
Philip Morris International, Inc.	240	91.00	1/8/16	(2,520)
PNC Financial Services Group, Inc. (The)	180	100.00	2/19/16	(15,930)
Priceline Group, Inc. (The)	45	1,335.00	1/29/16	(40,950)
Raytheon Co.	305	135.00	2/19/16	(15,708)
salesforce.com, inc.	925	81.50	1/29/16	(95,738)
Sprouts Farmers Market, Inc.	3,035	27.50	1/15/16	(113,813)
Starbucks Corp.	970	64.00	1/8/16	(2,425)

Security	Number of Contracts	Strike Price	Expiration Date	Value

Tableau Software, Inc., Class A	665	$98.00	1/22/16	$(111,388)
Toro Co. (The)	235	80.00	1/15/16	(5,287)
Twitter, Inc.	1,620	25.00	1/29/16	(100,440)
Union Pacific Corp.	720	81.50	1/8/16	(6,120)
Vertex Pharmaceuticals, Inc.	320	128.00	1/22/16	(144,000)
Walt Disney Co. (The)	660	112.00	1/29/16	(30,030)
Wells Fargo & Co.	515	57.50	1/15/16	(3,090)
WhiteWave Foods Co. (The), Class A	515	42.50	2/19/16	(41,200)

Total Covered Call Options Written (premiums received $3,543,344)				$(2,496,778)

Other Assets, Less Liabilities — (0.0)%(4)				$(50,791)

Net Assets — 100.0%				$686,627,039

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	A portion of each applicable common stock for which a written call option is outstanding at December 31, 2015 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2015.

(4)	Amount is less than (0.05)%.

8	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Statement of Assets and Liabilities

Assets	December 31, 2015
Unaffiliated investments, at value (identified cost, $553,031,198)	$684,325,804
Affiliated investment, at value (identified cost, $4,848,804)	4,848,804
Dividends receivable	591,869
Interest receivable from affiliated investment	1,417
Tax reclaims receivable	180,873
Total assets	$689,948,767

Liabilities
Written options outstanding, at value (premiums received, $3,543,344)	$2,496,778
Payable to affiliates:
Investment adviser fee	587,557
Trustees’ fees	9,835
Accrued expenses	227,558
Total liabilities	$3,321,728
Net Assets	$686,627,039

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 47,655,123 shares issued and outstanding	$476,551
Additional paid-in capital	553,807,896
Accumulated net realized gain	2,330
Net unrealized appreciation	132,340,262
Net Assets	$686,627,039

Net Asset Value
($686,627,039 ÷ 47,655,123 common shares issued and outstanding)	$14.41

9	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Statement of Operations

Investment Income	Year Ended December 31, 2015
Dividends (net of foreign taxes, $30,858)	$13,868,081
Interest income allocated from affiliated investment	12,427
Expenses allocated from affiliated investment	(963)
Total investment income	$13,879,545

Expenses
Investment adviser fee	$6,997,679
Trustees’ fees and expenses	38,681
Custodian fee	254,515
Transfer and dividend disbursing agent fees	18,323
Legal and accounting services	77,436
Printing and postage	274,645
Miscellaneous	63,846
Total expenses	$7,725,125
Deduct —
Reduction of custodian fee	$5
Total expense reductions	$5

Net expenses	$7,725,120

Net investment income	$6,154,425

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$35,372,645
Investment transactions allocated from affiliated investment	13
Written options	(10,233,291)
Foreign currency transactions	(2,459)
Net realized gain	$25,136,908
Change in unrealized appreciation (depreciation) —
Investments	$12,528,522
Written options	(262,504)
Foreign currency	(2,265)
Net change in unrealized appreciation (depreciation)	$12,263,753

Net realized and unrealized gain	$37,400,661

Net increase in net assets from operations	$43,555,086

10	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$6,154,425	$1,157,330
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	25,136,908	50,178,549
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	12,263,753	16,514,886
Net increase in net assets from operations	$43,555,086	$67,850,765
Distributions to shareholders —
From net investment income	$(6,133,616)	$(9,754,628)
From net realized gain	(26,238,679)	(40,283,251)
Tax return of capital	(17,665,585)	—
Total distributions	$(50,037,880)	$(50,037,879)

Net increase (decrease) in net assets	$(6,482,794)	$17,812,886

Net Assets
At beginning of year	$693,109,833	$675,296,947
At end of year	$686,627,039	$693,109,833

11	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Financial Highlights

	Year Ended December 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$14.540	$14.170	$11.950	$11.750	$12.830

Income (Loss) From Operations
Net investment income(1)	$0.129	$0.024	$0.053	$0.045	$0.031
Net realized and unrealized gain (loss)	0.791	1.396	3.211	1.195	(0.005)

Total income from operations	$0.920	$1.420	$3.264	$1.240	$0.026

Less Distributions
From net investment income	$(0.128)	$(0.205)	$(0.126)	$(0.117)	$(0.031)
From net realized gain	(0.551)	(0.845)	(0.924)	—	—
Tax return of capital	(0.371)	—	—	(0.942)	(1.075)

Total distributions	$(1.050)	$(1.050)	$(1.050)	$(1.059)	$(1.106)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—	$—	$0.006	$0.019	$—

Net asset value — End of year	$14.410	$14.540	$14.170	$11.950	$11.750

Market value — End of year	$13.640	$13.830	$12.990	$10.440	$10.210

Total Investment Return on Net Asset Value(2)	6.87%	10.98%	29.60%	12.13%	1.06%

Total Investment Return on Market Value(2)	6.43%	15.07%	35.99%	12.74%	(7.73)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$686,627	$693,110	$675,297	$572,036	$569,627
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.10%	1.11%	1.13%	1.12%	1.14%
Net investment income	0.88%	0.17%	0.41%	0.37%	0.25%
Portfolio Turnover	52%	77%	121%	45%	67%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

13

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Notes to Financial Statements — continued

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments.

14

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Notes to Financial Statements — continued

The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2015 and December 31, 2014 was as follows:

	Year Ended December 31,
	2015	2014

Distributions declared from:
Ordinary income	$6,133,616	$9,754,628
Long-term capital gains	$26,238,679	$40,283,251
Tax return of capital	$17,665,585	$—

During the year ended December 31, 2015, accumulated net realized gain was increased by $20,809 and accumulated undistributed net investment income was decreased by $20,809 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$132,342,592

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships.

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$557,877,673

Gross unrealized appreciation	$153,166,805
Gross unrealized depreciation	(21,869,870)

Net unrealized appreciation	$131,296,935

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2015, the Fund’s investment adviser fee amounted to $6,997,679. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

15

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Notes to Financial Statements — continued

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $361,741,974 and $409,939,463, respectively, for the year ended December 31, 2015.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2015 and December 31, 2014.

On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program that has been in effect since August 6, 2012. Pursuant to the terms of the reauthorization of the program, the Fund may repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended December 31, 2015 and December 31, 2014.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2015 is included in the Portfolio of Investments. At December 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended December 31, 2015 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	40,542	$3,705,852
Options written	364,478	41,202,662
Options terminated in closing purchase transactions	(159,185)	(18,281,035)
Options expired	(212,710)	(23,084,135)

Outstanding, end of year	33,125	$3,543,344

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to

16

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Notes to Financial Statements — continued

a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Written options	$—	$(2,496,778)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written options	$(10,233,291)	$(262,504)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Notes to Financial Statements — continued

At December 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$146,017,978	$—		$—	$146,017,978
Consumer Staples	73,961,627	—		—	73,961,627
Energy	2,459,315	—		—	2,459,315
Financials	39,209,623	5,500,267		—	44,709,890
Health Care	133,379,662	—		—	133,379,662
Industrials	45,687,989	—		—	45,687,989
Information Technology	232,101,790	—		—	232,101,790
Materials	6,007,553	—		—	6,007,553

Total Common Stocks	$678,825,537	$5,500,267	*	$—	$684,325,804

Short-Term Investments	$—	$4,848,804		$—	$4,848,804

Total Investments	$678,825,537	$10,349,071		$—	$689,174,608

Liability Description

Covered Call Options Written	$(2,496,778)	$—		$—	$(2,496,778)

Total	$(2,496,778)	$—		$—	$(2,496,778)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At December 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

18

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Enhanced Equity Income Fund II:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund II (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Enhanced Equity Income Fund II as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2016

19

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2016 showed the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, the Fund designates approximately $13,460,622, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 100.00% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2015, $24,805,064 or, if subsequently determined to be different, the net capital gain of such year.

20

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

21

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund II

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2015, Fund records indicate that there are 23 registered shareholders and approximately 33,093 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOS.

22

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Enhanced Equity Income Fund II (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

23

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Vice-Chairperson of the Board and Class II Trustee	Until 2018. Vice-Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class II Trustee	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class II Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2016. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairperson of the Board and Class III Trustee	Until 2016. Chairperson of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years

Michael A. Allison 1964	President	2015	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

24

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

26

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2426    12.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/14	12/31/15
Audit Fees	$47,270	$48,670
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,670	$20,775
All Other Fees(3)	$0	$0

Total	$67,940	$69,445

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/14	12/31/15
Registrant	$20,670	$20,775

Eaton Vance(1)	$99,750	$56,434

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund. Michael A. Allison, Yana S. Barton and Lewis R. Piantedosi comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since July 2008. Ms. Barton and Mr. Piantedosi are Vice Presidents of EVM and have been portfolio managers of the Fund since September 2014. Messrs. Allison and Piantedosi and Ms. Barton have managed other Eaton Vance portfolios for over five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	14	$25,503.7		0	$0
Other Pooled Investment Vehicles	14	$7,893.6	(3)	0	$0
Other Accounts	6	$42.2		0	$0

Yana S. Barton(1)
Registered Investment Companies	5	$12,382.8		0	$0
Other Pooled Investment Vehicles	15	$7,907.2	(3)	0	$0
Other Accounts	12	$258.5	(4)	0	$0

Lewis R. Piantedosi(1)(2)
Registered Investment Companies	6	$12,426.9		0	$0
Other Pooled Investment Vehicles	12	$6,660.9	(3)	0	$0
Other Accounts	12	$258.5	(4)	0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis.
(3)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(4)	For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael A. Allison	$10,001 - $50,000
Yana S. Barton	None
Lewis R. Piantedosi	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-

industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date: February 12, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 12, 2016

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date: February 12, 2016